Exhibit 10.3

MASTER AMENDMENT

TO PLEDGE AND SECURITY AGREEMENTS

THIS MASTER AMENDMENT TO PLEDGE AND SECURITY AGREEMENTS (this “Amendment”) is dated as of May 31, 2010 (the “Effective Date”) between JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank, Swingline Lender, and as a Lender, ESCALADE, INCORPORATED (“Escalade”), BEAR ARCHERY, INC. (“BAI”), MARTIN YALE INDUSTRIES, INC. (“MYI”), EIM COMPANY, INC. (“EIM”), OLYMPIA BUSINESS SYSTEMS, INC. (“OBS”), ESCALADE INSURANCE, INC. (“EII”), SCHLEICHER & CO. OF AMERICA, INC. (“SCA”), ESCALADE SPORTS PLAYGROUND, INC. (“ESP”), SOP SERVICES, INC. (“SOP”), HARVARD SPORTS, INC. (“HSI”), U.S. WEIGHT, INC. (“USW”), and INDIAN INDUSTRIES, INC. (“Indian”; and collectively with Escalade, BAI, MYI, EIM, OBS, EII, SCA, ESP, SOP, HIS and USW, the “Grantors” and each a “Grantor”).

Recital

Escalade and JPMorgan Chase Bank, N.A., as Administrative Agent, Issuing Bank, and a Lender, are parties to a Credit Agreement, dated as of April 30, 2009 (as amended by a First Amendment to Credit Agreement, dated as of July 29, 2009 and as amended by a Second Amendment to Credit Agreement, dated as of September 30, 2009, as amended by a Third Amendment to Credit Agreement dated as of October 30, 2009, as amended by a Fourth Amendment to Credit Agreement dated as of March 1, 2010, as amended by a Fifth Amendment to Credit Agreement, dated as of April 15, 2010, and as amended by a Sixth Amendment to Credit Agreement, dated as of May 31, 2010, the “Credit Agreement”). As of the Effective Date, JPMorgan Chase Bank, N.A. is the only Lender under the Credit Agreement.

As a condition precedent to the transactions contemplated in the Credit Agreement, each Grantor executed a Pledge and Security Agreement, dated as of April 30, 2009, in favor of the Administrative Agent (each a “Security Agreement” and, collectively, the “Security Agreements”).

The Grantors are requesting the Lender and Administrative Agent agree to amendments of the Security Agreements, as made by and in accordance with the terms of this Amendment.

Agreement

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein, and each act performed and to be performed hereunder, the Administrative Agent, the Lender and the Grantors agree as follows:

1.           Definitions. All terms used in this Amendment, including its Recitals, that are defined in the Security Agreements and that are not otherwise defined herein, shall have the same meanings in this Amendment as are ascribed to such terms in the Security Agreements, and all terms defined in the Credit Agreement, and that are not otherwise defined herein or in the Security Agreement, shall have the same meanings in this Amendment as are ascribed to such terms in the Credit Agreement.

2.           Amendment to the Security Agreements. As of the Effective Date each of the Security Agreements is amended as follows:

(a)           Amendment to Defined Term “Excluded Deposit Account”. The definition of “Excluded Deposit Account” set forth in Section 1.3 of each Security Agreement is amended to delete the reference to the dollar amount “$25,000” and replace it with the dollar amount “$100,000”.

(b)           Amendment to Section 4.1(g). Section 4.1(g) of each Security Agreement is amended and, as so amended, restated in its entirety to read as follows:

“(g)           Reserved.”

(c)           Amendment to Section 4.2(d). Section 4.2(d) of each Security Agreement is amended and, as so amended, restated in its entirety to read as follows:

“(d)           Reserved.”

(d)           Amendment to Section 4.3(b). Section 4.3(b) of each Security Agreement is amended to delete the reference to the dollar amount “$200,000” and replace it with the dollar amount “$1,000,000”.

(e)           Amendment to Section 4.7(c). Section 4.7(c) of each Security Agreement is amended to delete each reference to the term “Fiscal Quarter” in such Section and replace it with the term “Fiscal Year”.

(f)           Amendment to Section 4.13. Section 4.13 of each Security Agreement is amended and, as so amended, restated in its entirety to read as follows:

“Section 4.13. Collateral Access Agreements. The Grantor shall use commercially reasonable efforts to obtain a Collateral Access Agreement, from the lessor of each leased property, mortgagee of owned property or bailee or consignee with respect to any warehouse, processor or converter facility or other location where Collateral is stored or located, which agreement or letter shall provide access rights, contain a waiver or subordination of all Liens or claims that the landlord, mortgagee, bailee or consignee may assert against the Collateral at that location, and shall otherwise be reasonably satisfactory in form and substance to the Administrative Agent; provided however, to the extent that such the aggregate book value of all Collateral at all locations for which the Administrative Agent has not received a Collateral Access Agreement is less than $1,000,000 at all times, then the Grantor shall have no obligation to deliver a Collateral Access Agreement for such locations (each such location, an “Excluded Location”).”

(g)           Amendment to Section 4.14. Section 4.14 of each Security Agreement is amended and, as so amended, restated in its entirety to read as follows:

“Section 4.14.                                Deposit Account Control Agreements. After the occurrence and during the continuance of an Event of Default or Default, upon the request of the Administrative Agent, the Grantor will provide to the Administrative Agent a Deposit Account Control Agreement duly executed on behalf of each financial institution holding a Deposit Account of the Grantor for each Deposit Account of Grantor other than the Excluded Deposit Accounts.”

3.           Amendment of Other Loan Documents/Successors and Assigns/Governing Law. All references to any Security Agreement in the other Loan Documents shall mean such Security Agreement, as modified and amended by this Amendment and as it may be further amended, modified, extended, renewed, supplemented and/or restated from time to time and at any time. Except as expressly modified and amended by this Amendment, all of the terms and provisions of the Security Agreements remain in full force and effect, and are fully binding on the parties thereto and their respective successors and assigns. All of the terms and provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, assigns and legal representatives. This Amendment is a contract made under, and shall be governed by and construed in accordance with the laws of the State of Indiana.

4.           Counterparts/Facsimile Signatures. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, e-mail or other electronic means shall be effective as delivery of a executed physical counterpart of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized signatories.

JPMorgan Chase Bank, N.A., as Administrative Agent, Issuing Bank, Swingline Lender and Lender		Escalade, Incorporated
		By:	/s/ Deborah J. Meinert
By:	/s/ Randall K. Stephens		Deborah J. Meinert, VP Finance and CFO
Randall K. Stephens, Vice President
Martin Yale Industries, Inc.
Bear Archery, Inc.
		By:	/s/ Deborah J. Meinert
By:	/s/ Deborah J. Meinert		Deborah J. Meinert, VP Finance and Secretary
Deborah J. Meinert, VP Finance and Secretary
Olympia Business Systems, Inc.
EIM Company, Inc.
		By:	/s/ Deborah J. Meinert
By:	/s/ Deborah J. Meinert		Deborah J. Meinert, VP Finance and Secretary
Deborah J. Meinert, VP Finance and Secretary
Schleicher & Co. of America, Inc.
Escalade Insurance, Inc.
		By:	/s/ Deborah J. Meinert
By:	/s/ Deborah J. Meinert		Deborah J. Meinert, VP Finance and Secretary
Deborah J. Meinert, VP Finance and Secretary
SOP Services, Inc.
Escalade Sports Playground, Inc.
		By:	/s/ Deborah J. Meinert
By:	/s/ Deborah J. Meinert		Deborah J. Meinert, VP Finance and Secretary
Deborah J. Meinert, VP Finance and Secretary
U. S. Weight, Inc.
Harvard Sports, Inc.
		By:	/s/ Deborah J. Meinert
By:	/s/ Deborah J. Meinert		Deborah J. Meinert, VP Finance and Secretary
Deborah J. Meinert, VP Finance and Secretary
Indian Industries, Inc.

		By:	/s/ Deborah J. Meinert
Deborah J. Meinert, VP Finance and Secretary